SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 16, 1998
                Date of Report (Date of Earliest Event Reported)


PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the DiTech Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series 1997-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                   333-35653                  06-1204982
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)



                 1285 Avenue of the Americas, New York, NY 10019
                    (Address of Principal Executive Offices)

                                 (212) 713-2000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    OTHER EVENTS

           PaineWebber Mortgage Acceptance Corporation IV (the "Registrant") has previously registered the offer and sale of the Home Loan Asset Backed Notes, Series 1997-1 (the "Notes") issued by DiTech Home Loan Owner Trust 1997-1.


           The following exhibits which relate specifically to the Notes are included with this Current Report:

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

    (c)    Exhibits

           99.1   Monthly Payment Date Statement distributed to
                  Noteholders for the February 16, 1998 payment date.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 16, 1998



                                            PAINEWEBBER MORTGAGE
                                            ACCEPTANCE CORPORATION IV


                                            By: /s/ Barbara J. Dawson
                                               --------------------------------
                                                Barbara J. Dawson



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                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

     99.1 Monthly Payment Date Statement distributed to Noteholders for the February 16, 1998 payment date.